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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 20, 2004
                                                 -------------------------------

                        Farmers & Merchants Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Ohio                        000-14492             34-1469491
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(State or Other Jurisdiction        (Commission File       (IRS Employer
of Incorporation)                   Number)                Identification No.)

      307-11 N. Defiance,           Archbold, Ohio                  43502
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including Area Code   (419) 446-2501
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number             Description of Exhibit
--------------             ----------------------


99                         Letter to Shareholders announcing dividends.



ITEM 9.           REGULATION FD DISCLOSURE

On January 20, 2004, Farmers & Merchants Bancorp, Inc. sent a letter to shareholders enclosing a check for dividends. The payment included a "regular quarterly dividend" of $0.40 per share and an "additional dividend" of $0.15 per share, $0.55 per share in the aggregate. A copy of that letter is attached hereto as Exhibit 99.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   January 20, 2004

                                         /s/ Joe E. Crossgrove
                                         ---------------------
                                         Joe E. Crossgrove
                                         President & Chief Executive Officer


                                         /s/ Barbara S. Britenriker
                                         -----------------------------------
                                         Barbara J. Britenriker
                                          Senior Vice President, Comptroller,
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)





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                                  EXHIBIT INDEX

Exhibit
Number                              Description of Exhibit
------                              ----------------------

99                        Letter to Shareholders announcing quarterly dividend.